UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2013 (May 14, 2013)

AUBURN NATIONAL BANCORPORATION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26486	63-0885779
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Gay Street, P.O. Drawer 3110, Auburn, Alabama 36831-3110

(Addresses of Principal Executive Offices, including Zip Code)

(334) 821-9200

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders (the “Annual Meeting”) of Auburn National Bancorporation, Inc. (the “Company”) was held on May 14, 2013. This meeting was held for the purpose of considering the election of 10 directors to the Board of Directors to serve one-year terms expiring at the Company’s 2014 Annual Meeting of Shareholders and until their successors have been elected and qualified. As to the election of 10 directors, E.L. Spencer, Jr., C. Wayne Alderman, Terry Andrus, J. Tutt Barrett, Robert W. Dumas, J.E. Evans, William F. Ham, Jr., David E. Housel, Anne M. May, and Edward Lee Spencer III were all elected to the Board of Directors. In addition, at the Annual Meeting, the shareholders (i) approved, on a non-binding, advisory basis, the compensation of the Company’s “named executive officers” as disclosed in the Proxy Statement and (ii) on a non-binding, advisory basis, recommended that the Company submit to its shareholders non-binding, advisory votes on the compensation of the Company’s “named executive officers” annually.

The final voting results of the director elections, approval of compensation for the Company’s “named executive officers”, and selection of the frequency of the vote on the compensation of the Company’s “named executive officers”, which were described in more detail in the Proxy Statement, are set forth below.

1.	Each director was elected by the following tabulation:

Director	Votes For	Withheld	Broker Non-Votes
E.L. Spencer, Jr.	2,028,317	3,341	1,085,298
C. Wayne Alderman	2,027,583	4,075	1,085,298
Terry Andrus	1,996,561	35,097	1,085,298
J. Tutt Barrett	2,027,306	4,352	1,085,298
Robert W. Dumas	2,028,081	3,577	1,085,298
J.E. Evans	1,995,263	36,395	1,085,298
William F. Ham, Jr.	2,028,713	2,945	1,085,298
David E. Housel	2,019,776	11,882	1,085,298
Anne M. May	2,028,881	2,777	1,085,298
Edward Lee Spencer III	2,027,306	4,352	1,085,298

2.	The non-binding, advisory vote on the compensation of the Company’s “named executive officers” as disclosed in the proxy statement was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
1,936,391	5,576	99,691	1,085,298

3.	The non-binding, advisory vote on the frequency with which the Company should hold future non-binding, advisory votes on the compensation of the Company’s “named executive officers” received the following votes:

One Year	Two Years	Three Years	Abstain
1,739,133	151,651	64,413	1,085,298

Based on the recommendation of the Company’s shareholders and the Board of Director’s recommendation included in the Company’s proxy statement, the Company has determined to submit to its shareholders non-binding, advisory votes on the compensation of the Company’s “named executive officers” annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUBURN NATIONAL BANCORPORATION, INC. (Registrant)

/s/ E.L. Spencer, Jr.
E.L. Spencer, Jr. Chairman, President and Chief Executive Officer

Date: May 16, 2013